CNA Financial Corporation
Supplemental Financial Information

December 31, 2020

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Statements of Operations

Periods ended December 31	Three Months			Twelve Months
(In millions)	2020	2019	Change	2020	2019	Change
Revenues:
Net earned premiums	$1,977	$1,911	3%	$7,649	$7,428	3%
Net investment income	555	545	2	1,935	2,118	(9)
Net investment gains (losses)	66	9		(54)	29
Non-insurance warranty revenue	326	303		1,252	1,161
Other revenues	7	9		26	31
Total revenues	2,931	2,777	6	10,808	10,767	—
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,487	1,483		6,170	5,806
Amortization of deferred acquisition costs	364	358		1,410	1,383
Non-insurance warranty expense	300	281		1,159	1,082
Other operating expenses	274	289		1,126	1,142
Interest	28	31		122	131
Total claims, benefits and expenses	2,453	2,442	—	9,987	9,544	(5)
Income (loss) before income tax	478	335		821	1,223
Income tax (expense) benefit	(91)	(62)		(131)	(223)
Net income (loss)	$387	$273	42%	$690	$1,000	(31)%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended December 31	Three Months		Twelve Months
(In millions, except per share data)	2020	2019	2020	2019
Components of Income (Loss)
Core income (loss)	$335	$265	$735	$979
Net investment gains (losses)	52	8	(45)	21
Net income (loss)	$387	$273	$690	$1,000

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$1.23	$0.97	$2.70	$3.59
Net investment gains (losses)	0.19	0.03	(0.17)	0.08
Diluted earnings (loss) per share	$1.42	$1.00	$2.53	$3.67

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.7	271.5	271.6	271.6
Diluted	272.6	272.6	272.4	272.5

Return on Equity
Net income (loss) (1)	12.5%	9.0%	5.5%	8.5%
Core income (loss) (2)	11.4	8.8	6.1	8.1
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	December 31, 2020	December 31, 2019
Total investments	$50,293	$47,744
Reinsurance receivables, net of allowance for uncollectible receivables	4,457	4,179
Total assets	64,026	60,612
Insurance reserves	41,143	38,614
Debt	2,776	2,679
Total liabilities	51,319	48,397
Accumulated other comprehensive income (loss) (1)	803	51
Total stockholders' equity	12,707	12,215

Book value per common share	$46.82	$45.00
Book value per common share excluding AOCI	$43.86	$44.81

Outstanding shares of common stock (in millions of shares)	271.4	271.4

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,708	$10,787

Three months ended December 31	2020	2019
Net cash flows provided (used) by operating activities	$367	$160
Net cash flows provided (used) by investing activities	(298)	(165)
Net cash flows provided (used) by financing activities	(101)	(101)
Net cash flows provided (used) by operating, investing and financing activities	$(32)	$(106)

Twelve months ended December 31	2020	2019
Net cash flows provided (used) by operating activities	$1,775	$1,140
Net cash flows provided (used) by investing activities	(705)	(225)
Net cash flows provided (used) by financing activities	(902)	(988)
Net cash flows provided (used) by operating, investing and financing activities	$168	$(73)
(1) As of December 31, 2020 and 2019, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $2,773 million and $2,198 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of December 31, 2020 is preliminary.

Property & Casualty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2020	2019	Change		2020	2019	Change
Gross written premiums	$3,143	$2,851	10%		$12,399	$11,704	6%
Gross written premiums ex. 3rd party captives	2,169	1,892	15		8,422	7,735	9
Net written premiums	1,952	1,746	12		7,566	7,134	6

Net earned premiums	1,853	1,780	4		7,146	6,909	3
Net investment income	324	336			1,072	1,273
Non-insurance warranty revenue	326	303			1,252	1,161
Other revenues	7	9			26	30
Total operating revenues	2,510	2,428	3		9,496	9,373	1
Insurance claims and policyholders' benefits	1,138	1,102			4,878	4,372
Amortization of deferred acquisition costs	364	358			1,410	1,383
Non-insurance warranty expense	300	281			1,159	1,082
Other insurance related expenses	229	244			921	927
Other expenses	11	10			77	88
Total claims, benefits and expenses	2,042	1,995	(2)		8,445	7,852	(8)
Core income (loss) before income tax	468	433			1,051	1,521
Income tax (expense) benefit on core income (loss)	(99)	(96)			(217)	(331)
Core income (loss)	$369	$337	9%		$834	$1,190	(30)%

Other Performance Metrics
Underwriting gain (loss)	$122	$76	61%		$(63)	$227	(128)%

Loss & LAE ratio	61.3%	61.6%	0.3	pts	68.0%	62.9%	(5.1)	pts
Expense ratio	32.0	33.7	1.7		32.6	33.5	0.9
Dividend ratio	0.2	0.3	0.1		0.3	0.3	—
Combined ratio	93.5%	95.6%	2.1	pts	100.9%	96.7%	(4.2)	pts
Combined ratio excluding catastrophes and development	92.7%	94.9%	2.2	pts	93.1%	94.8%	1.7	pts

Net accident year catastrophe losses incurred	$14	$51			$550	$179
Effect on loss & LAE ratio	0.8%	2.9%	2.1	pts	7.7%	2.6%	(5.1)	pts

Net prior year development and other: (favorable) / unfavorable	$5	$(37)			$11	$(44)
Effect on loss & LAE ratio	—%	(2.2)%	(2.2)	pts	0.1%	(0.7)%	(0.8)	pts

Rate	12%	7%	5	pts	11%	5%	6	pts
Renewal premium change	11%	8%	3	pts	10%	6%	4	pts
Retention	85%	84%	1	pts	83%	84%	(1)	pts
New business	$372	$319	17%		$1,395	$1,322	6%

Specialty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2020	2019	Change		2020	2019	Change
Gross written premiums	$1,849	$1,709	8%		$7,180	$6,900	4%
Gross written premiums ex. 3rd party captives	883	752	17		3,296	3,015	9
Net written premiums	809	705	15		3,040	2,848	7

Net earned premiums	759	712	7		2,883	2,773	4
Net investment income	134	146			449	556
Non-insurance warranty revenue	326	303			1,252	1,161
Other revenues	—	—			1	1
Total operating revenues	1,219	1,161	5		4,585	4,491	2
Insurance claims and policyholders' benefits	447	398			1,795	1,600
Amortization of deferred acquisition costs	159	156			621	610
Non-insurance warranty expense	300	281			1,159	1,082
Other insurance related expenses	72	75			280	292
Other expenses	13	11			50	48
Total claims, benefits and expenses	991	921	(8)		3,905	3,632	(8)
Core income (loss) before income tax	228	240			680	859
Income tax (expense) benefit on core income (loss)	(47)	(52)			(145)	(188)
Core income (loss)	$181	$188	(4)%		$535	$671	(20)%

Other Performance Metrics
Underwriting gain (loss)	$81	$83	(2)%		$187	$271	(31)%

Loss & LAE ratio	58.8%	55.6%	(3.2)	pts	62.1%	57.5%	(4.6)	pts
Expense ratio	30.4	32.4	2.0		31.3	32.5	1.2
Dividend ratio	0.2	0.2	—		0.1	0.2	0.1
Combined ratio	89.4%	88.2%	(1.2)	pts	93.5%	90.2%	(3.3)	pts
Combined ratio excluding catastrophes and development	90.6%	93.3%	2.7	pts	91.3%	93.0%	1.7	pts

Net accident year catastrophe losses incurred	$5	$(1)			$125	$15
Effect on loss & LAE ratio	0.7%	(0.2)%	(0.9)	pts	4.3%	0.5%	(3.8)	pts

Net prior year development and other: (favorable) / unfavorable	$(14)	$(34)			$(59)	$(92)
Effect on loss & LAE ratio	(1.9)%	(4.9)%	(3.0)	pts	(2.1)%	(3.3)%	(1.2)	pts

Rate	13%	8%	5	pts	12%	5%	7	pts
Renewal premium change	12%	10%	2	pts	11%	8%	3	pts
Retention	86%	85%	1	pts	86%	88%	(2)	pts
New business	$114	$93	23%		$389	$367	6%

Commercial - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2020	2019	Change		2020	2019	Change
Gross written premiums	$983	$868	13%		$4,086	$3,693	11%
Gross written premiums ex. 3rd party captives	975	867	13		3,993	3,609	11
Net written premiums	862	779	11		3,565	3,315	8

Net earned premiums	853	823	4		3,323	3,162	5
Net investment income	176	174			565	654
Other revenues	7	9			25	29
Total operating revenues	1,036	1,006	3		3,913	3,845	2
Insurance claims and policyholders' benefits	542	552			2,454	2,148
Amortization of deferred acquisition costs	151	146			592	537
Other insurance related expenses	127	133			505	505
Other expenses	8	5			34	32
Total claims, benefits and expenses	828	836	1		3,585	3,222	(11)
Core income (loss) before income tax	208	170			328	623
Income tax (expense) benefit on core income (loss)	(43)	(37)			(67)	(134)
Core income (loss)	$165	$133	24%		$261	$489	(47)%

Other Performance Metrics
Underwriting gain (loss)	$33	$(8)	N/M	%	$(228)	$(28)	N/M	%

Loss & LAE ratio	63.3%	66.6%	3.3	pts	73.4%	67.3%	(6.1)	pts
Expense ratio	32.7	33.6	0.9		33.0	32.9	(0.1)
Dividend ratio	0.2	0.4	0.2		0.5	0.6	0.1
Combined ratio	96.2%	100.6%	4.4	pts	106.9%	100.8%	(6.1)	pts
Combined ratio excluding catastrophes and development	94.0%	95.4%	1.4	pts	94.1%	95.2%	1.1	pts

Net accident year catastrophe losses incurred	$4	$52			$358	$154
Effect on loss & LAE ratio	0.5%	6.5%	6.0	pts	10.7%	4.9%	(5.8)	pts

Net prior year development and other: (favorable) / unfavorable	$19	$(9)			$73	$28
Effect on loss & LAE ratio	1.7%	(1.3)%	(3.0)	pts	2.1%	0.7%	(1.4)	pts

Rate	10%	5%	5	pts	10%	4%	6	pts
Renewal premium change	8%	6%	2	pts	8%	6%	2	pts
Retention	85%	87%	(2)	pts	84%	86%	(2)	pts
New business	$197	$161	22%		$761	$682	12%

International - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2020	2019	Change		2020	2019	Change
Gross written premiums	$311	$274	14%		$1,133	$1,111	2%
Net written premiums	281	262	7		961	971	(1)
Net earned premiums	241	245	(2)		940	974	(3)
Net investment income	14	16			58	63
Other revenues	—	—			—	—
Total operating revenues	255	261	(2)		998	1,037	(4)
Insurance claims and policyholders' benefits	149	152			629	624
Amortization of deferred acquisition costs	54	56			197	236
Other insurance related expenses	30	36			136	130
Other expenses	(10)	(6)			(7)	8
Total claims, benefits and expenses	223	238	6		955	998	4
Core income (loss) before income tax	32	23			43	39
Income tax (expense) benefit on core income (loss)	(9)	(7)			(5)	(9)
Core income (loss)	$23	$16	44%		$38	$30	27%

Other Performance Metrics
Underwriting gain (loss)	$8	$1	N/M	%	$(22)	$(16)	(38)%

Loss & LAE ratio	61.9%	62.3%	0.4	pts	66.9%	64.1%	(2.8)	pts
Expense ratio	35.0	38.0	3.0		35.5	37.7	2.2
Dividend ratio	—	—	—		—	—	—
Combined ratio	96.9%	100.3%	3.4	pts	102.4%	101.8%	(0.6)	pts
Combined ratio excluding catastrophes and development	95.1%	97.7%	2.6	pts	95.6%	98.6%	3.0	pts

Net accident year catastrophe losses incurred	$5	$—			$67	$10
Effect on loss & LAE ratio	2.1%	—%	(2.1)	pts	7.1%	1.1%	(6.0)	pts

Net prior year development and other: (favorable) / unfavorable	$—	$6			$(3)	$20
Effect on loss & LAE ratio	(0.3)%	2.6%	2.9	pts	(0.3)%	2.1%	2.4	pts

Rate	18%	13%	5	pts	14%	8%	6	pts
Renewal premium change	16%	14%	2	pts	12%	7%	5	pts
Retention	81%	72%	9	pts	73%	71%	2	pts
New business	$61	$65	(6)%		$245	$273	(10)%

Life & Group - Results of Operations

Periods ended December 31	Three Months		Twelve Months
(In millions)	2020	2019	2020	2019
Net earned premiums	$124	$130	$504	$520
Net investment income	229	204	851	820
Other revenues	—	—	—	—
Total operating revenues	353	334	1,355	1,340
Insurance claims and policyholders' benefits	303	323	1,286	1,416
Other insurance related expenses	30	28	109	115
Other expenses	1	3	7	8
Total claims, benefits and expenses	334	354	1,402	1,539
Core income (loss) before income tax	19	(20)	(47)	(199)
Income tax (expense) benefit on core income (loss)	7	16	56	90
Core income (loss)	$26	$(4)	$9	$(109)

Corporate & Other - Results of Operations

Periods ended December 31	Three Months		Twelve Months
(In millions)	2020	2019	2020	2019
Net earned premiums	$—	$1	$(1)	$(1)
Net investment income	2	5	12	25
Other revenues	—	—	—	1
Total operating revenues	2	6	11	25
Insurance claims and policyholders' benefits	46	58	6	18
Other insurance related expenses	—	—	(2)	(4)
Other expenses	31	35	136	139
Total claims, benefits and expenses	77	93	140	153
Core income (loss) before income tax	(75)	(87)	(129)	(128)
Income tax (expense) benefit on core income (loss)	15	19	21	26
Core income (loss)	$(60)	$(68)	$(108)	$(102)

Investment Summary - Consolidated

	December 31, 2020		September 30, 2020		December 31, 2019
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$24,352	$3,556	$23,665	$2,958	$22,069	$2,260
States, municipalities and political subdivisions:
Tax-exempt	8,499	1,311	8,335	1,228	7,804	1,155
Taxable	3,093	552	2,889	537	2,848	404
Total states, municipalities and political subdivisions	11,592	1,863	11,224	1,765	10,652	1,559
Asset-backed:
RMBS	3,587	145	3,948	152	4,519	132
CMBS	1,967	51	2,050	15	2,346	81
Other ABS	2,251	72	2,154	57	1,962	37
Total asset-backed	7,805	268	8,152	224	8,827	250
U.S. Treasury and obligations of government-sponsored enterprises	338	(1)	350	3	145	(1)
Foreign government	544	32	510	29	504	13
Redeemable preferred stock	—	—	—	—	10	—
Total fixed maturity securities	44,631	5,718	43,901	4,979	42,207	4,081
Equities:
Common stock	195	—	173	—	142	—
Non-redeemable preferred stock	797	—	746	—	723	—
Total equities	992	—	919	—	865	—
Limited partnership investments	1,619	—	1,567	—	1,752	—
Other invested assets	76	—	69	—	65	—
Mortgage loans	1,068	—	1,088	—	994	—
Short term investments	1,907	—	1,462	—	1,861	—
Total investments	$50,293	$5,718	$49,006	$4,979	$47,744	$4,081

Net receivable/(payable) on investment activity	$22		$(1)		$37

Effective duration (in years)	6.3		6.3		6.0
Weighted average rating	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	December 31, 2020		September 30, 2020		December 31, 2019
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$15,560	$1,348	$14,918	$1,081	$13,925	$738
States, municipalities and political subdivisions:
Tax-exempt	1,711	114	1,308	66	646	37
Taxable	1,286	110	1,025	97	1,077	71
Total states, municipalities and political subdivisions	2,997	224	2,333	163	1,723	108
Asset-backed:
RMBS	3,507	140	3,862	147	4,441	128
CMBS	1,879	46	1,961	12	2,264	77
Other ABS	2,056	52	1,971	33	1,842	29
Total asset-backed	7,442	238	7,794	192	8,547	234
U.S. Treasury and obligations of government-sponsored enterprises	327	(1)	342	3	143	(1)
Foreign government	529	29	496	27	498	12
Redeemable preferred stock	—	—	—	—	5	—
Total fixed maturity securities	26,855	1,838	25,883	1,466	24,841	1,091
Equities:
Common stock	195	—	173	—	142	—
Non-redeemable preferred stock	202	—	175	—	181	—
Total equities	397	—	348	—	323	—
Limited partnership investments	896	—	1,567	—	1,752	—
Other invested assets	76	—	69	—	65	—
Mortgage loans	782	—	792	—	715	—
Short term investments	1,772	—	1,420	—	1,774	—
Total investments	$30,778	$1,838	$30,079	$1,466	$29,470	$1,091

Net receivable/(payable) on investment activity	$10		$(70)		$17

Effective duration (in years)	4.5		4.5		4.1
Weighted average rating	A		A		A-

Investment Summary - Life & Group

	December 31, 2020		September 30, 2020		December 31, 2019
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$8,792	$2,208	$8,747	$1,877	$8,144	$1,522
States, municipalities and political subdivisions:
Tax-exempt	6,788	1,197	7,027	1,162	7,158	1,118
Taxable	1,807	442	1,864	440	1,771	333
Total states, municipalities and political subdivisions	8,595	1,639	8,891	1,602	8,929	1,451
Asset-backed:
RMBS	80	5	86	5	78	4
CMBS	88	5	89	3	82	4
Other ABS	195	20	183	24	120	8
Total asset-backed	363	30	358	32	280	16
U.S. Treasury and obligations of government-sponsored enterprises	11	—	8	—	2	—
Foreign government	15	3	14	2	6	1
Redeemable preferred stock	—	—	—	—	5	—
Total fixed maturity securities	17,776	3,880	18,018	3,513	17,366	2,990
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	595	—	571	—	542	—
Total equities	595	—	571	—	542	—
Limited partnership investments	723	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	286	—	296	—	279	—
Short term investments	135	—	42	—	87	—
Total investments	$19,515	$3,880	$18,927	$3,513	$18,274	$2,990

Net receivable/(payable) on investment activity	$12		$69		$20

Effective duration (in years)	9.2		9.0		8.9
Weighted average rating	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

December 31, 2020	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$53	$1	$527	$60	$5,256	$855	$16,257	$2,502	$2,259	$138	$24,352	$3,556
States, municipalities and political subdivisions	—	—	3,024	426	5,512	886	2,704	493	337	57	15	1	11,592	1,863
Asset-backed:
RMBS	3,308	118	4	—	22	1	74	6	11	1	168	19	3,587	145
CMBS	26	—	331	20	714	48	264	2	478	(10)	154	(9)	1,967	51
Other ABS	—	—	62	2	110	2	1,157	25	895	43	27	—	2,251	72
Total asset-backed	3,334	118	397	22	846	51	1,495	33	1,384	34	349	10	7,805	268
U.S. Treasury and obligations of government-sponsored enterprises	338	(1)	—	—	—	—	—	—	—	—	—	—	338	(1)
Foreign government	—	—	153	5	274	15	88	9	29	3	—	—	544	32
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total fixed maturity securities	$3,672	$117	$3,627	$454	$7,159	$1,012	$9,543	$1,390	$18,007	$2,596	$2,623	$149	$44,631	$5,718

Percentage of total fixed maturity securities	8%		8%		16%		22%		40%		6%		100%

Components of Net Investment Income

	Consolidated
Periods ended December 31	Three Months		Twelve Months
(In millions)	2020	2019	2020	2019
Taxable fixed income securities	$357	$387	$1,451	$1,538
Tax-exempt fixed income securities	81	77	319	318
Total fixed income securities	438	464	1,770	1,856
Limited partnership and common stock investments	114	69	144	226
Other, net of investment expense	3	12	21	36
Net investment income	$555	$545	$1,935	$2,118

Effective income yield for fixed income securities portfolio	4.4%	4.7%	4.5%	4.8%
Limited partnership and common stock return	6.5	3.7	8.3	11.7

	Property & Casualty and Corporate & Other
Periods ended December 31	Three Months		Twelve Months
(In millions)	2020	2019	2020	2019
Taxable fixed income securities	$221	$255	$904	$1,010
Tax-exempt fixed income securities	12	5	34	22
Total fixed income securities	233	260	938	1,032
Limited partnership and common stock investments	89	69	119	226
Other, net of investment expense	4	12	27	40
Net investment income	$326	$341	$1,084	$1,298

Effective income yield for fixed income securities portfolio	3.7%	4.3%	3.9%	4.3%

	Life & Group
Periods ended December 31	Three Months		Twelve Months
(In millions)	2020	2019	2020	2019
Taxable fixed income securities	$136	$132	$547	$528
Tax-exempt fixed income securities	69	72	285	296
Total fixed income securities	205	204	832	824
Limited partnership and common stock investments	25	—	25	—
Other, net of investment expense	(1)	—	(6)	(4)
Net investment income	$229	$204	$851	$820

Effective income yield for fixed income securities portfolio	5.5%	5.5%	5.6%	5.6%

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended December 31, 2020 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,698	$9,054	$1,975	$16,727	$3,766	$2,041	$22,534
Ceded	822	857	260	1,939	137	1,875	3,951
Net	4,876	8,197	1,715	14,788	3,629	166	18,583

Net incurred claim & claim adjustment expenses	446	539	150	1,135	221	1	1,357
Net claim & claim adjustment expense payments	(424)	(535)	(112)	(1,071)	(247)	(5)	(1,323)
Foreign currency translation adjustment and other	—	3	69	72	12	—	84

Claim & claim adjustment expense reserves, end of period
Net	4,898	8,204	1,822	14,924	3,615	162	18,701
Ceded	850	837	269	1,956	128	1,921	4,005
Gross	$5,748	$9,041	$2,091	$16,880	$3,743	$2,083	$22,706

Twelve months ended December 31, 2020 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,238	$8,656	$1,876	$15,770	$3,716	$2,234	$21,720
Ceded	562	807	248	1,617	159	2,059	3,835
Net	4,676	7,849	1,628	14,153	3,557	175	17,885

Net incurred claim & claim adjustment expenses	1,792	2,437	630	4,859	994	4	5,857
Net claim & claim adjustment expense payments	(1,571)	(2,086)	(504)	(4,161)	(986)	(17)	(5,164)
Foreign currency translation adjustment and other	1	4	68	73	50	—	123

Claim & claim adjustment expense reserves, end of period
Net	4,898	8,204	1,822	14,924	3,615	162	18,701
Ceded	850	837	269	1,956	128	1,921	4,005
Gross	$5,748	$9,041	$2,091	$16,880	$3,743	$2,083	$22,706

Life & Group Policyholder Reserves

December 31, 2020
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,844	$9,762	$12,606
Structured settlement annuities	543	—	543
Other	10	—	10
Total	3,397	9,762	13,159
Shadow adjustments	218	3,293	3,511
Ceded reserves	128	263	391
Total gross reserves	$3,743	$13,318	17,061

December 31, 2019
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,863	$9,470	$12,333
Structured settlement annuities	515	—	515
Other	12	—	12
Total	3,390	9,470	12,860
Shadow adjustments	167	2,615	2,782
Ceded reserves	159	226	385
Total gross reserves	$3,716	$12,311	$16,027

Definitions and Presentation
•Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.
•P&C Operations includes Specialty, Commercial and International.
•Life & Group segment primarily includes the results of long term care businesses that are in run-off.
•Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.
•Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2020 Form 10-K for further discussion of this non-GAAP financial measure.
•Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.
•In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.
•This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

•Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and any cumulative effects of changes in accounting guidance. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.
•Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs.
•Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.
•Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.
•Certain immaterial differences are due to rounding.
•N/M = Not Meaningful